UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)    June 5, 2006
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



        California                      0-31525                  68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California           95670
----------------------------------------------------------    ------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code          (916) 231-6700
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2006, the registrant executed an amendment to a lease (the "Lease Amendment") with the United States Postal Service. The Lease Amendment relates to office space currently occupied by one of the issuer's banking divisions, Bank of Amador, a division of American River Bank. The premises are located at 424 Sutter Street, Jackson, California. The Lease Amendment is for an additional term of sixty (60) months, expiring on May 31, 2011. The foregoing description is qualified by reference to the Lease Amendment attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

99.1 First Amendment to Commercial Lease Agreement between the United States Postal Service, and Bank of Amador, a division of American River Bank.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
June 5, 2006                        Mitchell A. Derenzo, Chief Financial Officer





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

                                INDEX TO EXHIBITS


Exhibit No.             Description                                       Page
-----------             -----------                                       ----

99.1                    First Amendment to Commercial Lease Agreement
                        between the United States Postal Service, and
                        Bank of Amador, a division of American River
                        Bank.                                               4





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